Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Final – February 14, 2012

Approved by

Board of Directors: February 14, 2012

Approved by

Compensation Committee: February 14, 2012

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

I.              Introduction

The success of both PeoplesBank and Codorus Valley Bancorp, Inc. (“the Company”) is dependent upon the Company’s ability to meet and exceed financial and strategic objectives, increase the value of the franchise and operate in the best long-term interests of the shareholders. This success is dependent upon the contributions of each individual executive which collectively determine the Company’s performance and results.

PeoplesBank intends to provide executives with a structured incentive compensation opportunity in order to recognize the contribution that each makes to the overall performance of the organization. The purpose of this incentive plan is to motivate, reward and reinforce performance and achievement of corporate goals and individual performance/contributions in support of the Company’s strategic objective for growth and profitability. Opportunities for reward for the executives exist for meeting and exceeding established financial goals as well as for recognition of individual contributions.

While risk is an inherent aspect of business, this compensation plan is designed to reward executives for certain levels of performance without encouraging undue risk-taking which could materially threaten the safety and soundness of the Company or business unit.

This Executive Incentive Plan (“the Plan”) has been developed as a meaningful compensation tool to encourage and reward participants for the part that they play in the overall success of the Company. The Plan is designed to:

•	provide a form of results-oriented variable compensation which is directly linked to overall Company performance in terms of net income, and,
•	provide for recognition of individual contribution to the Company’s performance through an individual performance level which can be utilized to adjust an employee’s award up or down based on individual contribution/performance

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

II.            Definitions

Various terms used in this plan document are defined as follows:

Target	defined as 100% of goal
Threshold	defined as a predetermined point 90% of target goal
Maximum	defined as a predetermined point 120% of target goal
Target Payout Level	defined as a predetermined percentage of base salary as outlined in Exhibit B at target performance
Threshold Payout Level	defined as a predetermined percentage of base pay less than 100% of target award level
Maximum Payout Level	defined as a predetermined percentage of base pay greater than 100% of target award level

III.           Plan Year

The plan year for this program will be the calendar year. The effective date of the Plan is January 1, 2012. The Plan will pay out annually based on achievement of established goals and performance measures. The performance measures for the Plan will be determined, calculated and approved annually.

IV.           Eligibility for Participation

All PeoplesBank executives who meet the criteria below will be eligible to participate in the Executive Incentive Plan. A listing of participant categories by grouping appears in Exhibit A.

Employees on a leave of absence (including FMLA, Long Term Disability, Short Term Disability, etc.) will be eligible; however, their distribution will be pro-rated based upon the number of full months of work completed during the plan year under consideration.

Eligibility for incentive payout will be determined by the participant’s most recent performance rating. To be eligible, individuals must have a minimally satisfactory rating and not be on probation and/or written warning during the plan year or at the time of award payment. Exceptions to this are only made by the Chief Executive Officer and would occur if an employee who was on probation during the year has successfully remedied the performance deficiency for a sufficient time period prior to award payment.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Newly hired executive employees will be eligible for participation in the Executive Incentive Plan providing they were hired prior to October 1 of the plan year. Payout for current year hires will be pro-rated based on their actual pay during the plan year. If hired after October 1, the executive will be eligible for the next plan year.

A participant’s eligibility ceases at termination of employment (except in the case of retirement, death or disability) and the participant will not receive any awards under the Plan beyond those already received. To be eligible for an award, an employee must be employed as of the payout date.

V.           Performance Factors

The Plan is based upon overall Company performance against pre-defined performance factors. These factors may change from year to year. In general, these factors may be measures such as net income, return on assets, return on equity, earnings per share, balance sheet growth or similar indicators. The factors and weighing of the factors are determined at the beginning of each plan year. Each factor has quantifiable objectives consisting of threshold, target, and maximum goals. Annual goals are determined at the beginning of each plan year and may change from year to year. The goals are established each year by the Board of Directors and Executive Management and are generally done in conjunction with the budgeting process.

The Company’s performance factors for each year's plan are found in Exhibit B. Individual participant performance measures will be documented in the format (or similar format) indicated in Exhibit C.

While every effort has been made to ensure that this incentive plan does not motivate or reward undue risk-taking, any results deemed to have been the result of inappropriate risk will be backed out of incentive payments. The Board of Directors has the discretion to adjust incentive payments down by as much as 100% if it is determined that excessive risk has been taken. This can be done on an individual or overall basis, as appropriate.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Executive incentives will have two components:

1.	An award determined by overall Company financial performance against pre-defined goals.
2.	An individual performance factor which can increase or decrease each employee’s actual award based on annual performance and work production during the year.

VI.           Award Calculation and Distribution

Payout amounts are calculated according to the level of overall Company achievement as compared to goals as explained in Exhibit B. Payout for Company performance between the threshold and target and target and maximum is interpolated.

Performance above the defined maximum levels, while not necessarily undesirable or unrealistic, has the potential of requiring increased risk, therefore incentive opportunity will not increase for performance above maximum.

Generally, Company performance below threshold will result in no award (including no individual award) under the Plan. However, in the case of Company performance below threshold, the Board of Directors has the discretion to create a pool equal to 3% of the base compensation of plan Category 2 and 3 participants for distribution to selected Category 2 and 3 participants based upon individual performance/contribution.

The designated individual(s), as detailed in Exhibit B, will assess the contributions and performance of each participant following the end of the plan year and apply the individual performance factor as it appears in the grid in Exhibit B to determine awards. Individual employee performance which is not meeting the position's requirements will result in no award granted to that individual for that year even though Company performance is above threshold.

Actual individual payouts are then distributed to eligible participants based on payout percentage of base pay (defined as base salary as of December 31 of the plan year) for the year.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Payment will be made following the release of the prior year financials by the external auditors. This will occur no later than March 15 of the following year. The Company will deduct from all payments under this plan any federal, state or local taxes required by law to be withheld from such payments. Any participant terminating employment (except retirement, death, or disability) prior to actual payment of award will forfeit that award.

VII.          Clawback

Awards will be recalculated if the relevant Company or individual performance measures upon which they are based are restated or otherwise adjusted within the 36-month period following the public release of the financial information. Any material overpayments or adjustments required by law will be owed back to the Company.

VIII.         Administration

At least annually, the Head of Human Resources (who has responsibility for risk assessment) will review this plan and provide a report including a detailed assessment regarding any risk issues inherent in the Plan. This risk report and the plan document in full will be reviewed by the Compensation Committee of the Board of Directors to ensure that the plan design is consistent with the compensation philosophy of the Company and that the Plan does not motivate undue risk taking.The annual review will also include the market competitiveness of the Plan, the plan’s alignment with the Company’s strategic plan, an assessment of how the Plan meets the objectives in the Introduction of this document, plus the Plan’s impact on the overall safety and soundness of the Company.The Committee will then provide a report and recommendations to the full Board of Directors who are responsible to approve the Plan. The Board of Directors of the Company may amend the Plan at any time.

Once established, performance factors and goals are intended to remain in place for the entire year; however, the Board of Directors reserves the right to adjust goals if extenuating circumstances warrant such action.

Participation, performance factors, thresholds, targets, maximums and any other participation features are established each plan year and may change from year to year according to the strategic objectives of the Company.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

The Plan does not constitute a contract of employment, and participation in the Plan does not give any employee the right to be retained in the service of the Company or any right or claim to an award under the Plan unless specifically accrued under the terms of this plan. Designation as a plan participant conveys the opportunity, but not the right, to any awards conferred under the Plan.

Any right of a participant or his or her beneficiary to the payment of an award under this plan may not be assigned, transferred, pledged or encumbered.

The Board of Directors shall have full power and authority to construe, interpret, manage and control this plan. The plan administrator shall be designated at the discretion of the CEO. The Board of Directors may also terminate, modify, or amend this plan. Amendments can include adjustments to the performance factors or award calculations for any significant extraordinary financial items occurring in any given time period.

Any decisions made or action taken by the Board arising out of, or in connection with, the administration, interpretation and effect of the Plan shall be at their absolute discretion and will be conclusive and binding on all parties. The Company reserves the right to amend, suspend, reinstate or terminate all or any part of the Plan at any time.

The Company will give prompt written notice to each participant of any amendment, suspension, termination or any material modification of the Plan. The Board also reserves the right to withhold or amend award payments based on performance or circumstances deemed highly unusual.

Any adjustments to the financial performance results utilized in this plan because of extraordinary gains or losses or other items must be approved by the Board of Directors.

IX.          Governing Law

Except as preempted under federal law, the provisions of the Plan shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

X.          Plan Approval

This plan has been approved by the Board of Directors of Codorus Valley Bancorp, Inc. on February 14, 2012.

By	______________________________________
Board of Directors
Codorus Valley Bancorp, Inc.

_______________________________________
Compensation Committee
Codorus Valley Bancorp, Inc.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Exhibit A

Employee Incentive Plan

Participation Categories

Category 1 –	President & CEO

Category 2 –	Chief Credit Officer
Chief Counsel
Chief Financial Officer
Chief Lending Officer
Chief Operating Officer
Head of HR
Head of Retail
SVP, Wealth Management

Category 3 -	CIO
SVP, General Services
VP, Auditor
VP, Marketing

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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Exhibit B

Performance Award Schedule

Plan Year 2012

Category 1

COMPANY GOALS

Performance Measure - Net Income

Threshold (90% of Target)	Target	Maximum (120% of Target)
$[redacted] m	$[redacted] m (6)	$[redacted] m

COMPANY GOAL AWARD
(% of Base Pay)

Threshold	Target	Maximum
12.5%	25%	37.5%

INDIVIDUAL PERFORMANCE FACTOR

+/- 20% of the award based on individual performance as determined by BOD	+/- 20% of the award based on individual performance as determined by BOD	+/- 20% of the award based on individual performance as determined by BOD

POTENTIAL AWARD RANGE
(% of Base Pay)

Threshold	Target	Maximum
10 – 15%	20 – 30%	30 – 45%

Parameters for 2012

  Base pay is defined as base salary as of December 31 of plan year.
  Company performance factor(s) must meet or exceed threshold to initiate an award in the Plan.
  Awards for performance above threshold but between defined points (threshold, target, maximum) will be interpolated.
  Performance above maximum level will be paid at maximum award level.
  The Board of Directors has the discretion to adjust incentive payments down by as much as 100% if it is determined that excessive risk has been taken. This can be done on an individual or overall basis, as appropriate.
  Net income is defined as net income after all expenses including the dividend paid on the preferred shares and the expense of the awards under this plan. (For 2012 the award expense at target of $[redacted] (after tax - $[redacted]) was not included in the budget. Therefore, to achieve target results under this plan, net income must exceed budget by $[redacted].)

Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

CONFIDENTIAL TREATMENT REQUESTED
February 2012	Page 10

CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Exhibit B

Performance Award Schedule

Plan Year 2012

Category 2

COMPANY GOALS

Performance Measure - Net Income

Threshold (90% of Target)	Target	Maximum (120% of Target)
$[redacted] m	$[redacted] m (6)	$[redacted] m

COMPANY GOAL AWARD
(% of Base Pay)

Threshold	Target	Maximum
10%	20%	30%

INDIVIDUAL PERFORMANCE FACTOR

+/- 35% of the award based on individual performance as determined by BOD	+/- 35% of the award based on individual performance as determined by BOD	+/- 35% of the award based on individual performance as determined by BOD

POTENTIAL AWARD RANGE
(% of Base Pay)

Threshold	Target	Maximum
6.5 – 13.5%	13 – 27%	19.5 – 40.5%

Parameters for 2012

  Base pay is defined as base salary as of December 31 of plan year.
  Generally, Company performance factor(s) must meet or exceed threshold to initiate an award in the Plan. However, in the case of corporate performance below threshold, the Board of Directors has the discretion to create a pool equal to 3% of the base compensation of Category 2 and 3 plan participants for distribution to selected Category 2 and 3 participants based upon exceptional individual performance/contribution.
  Awards for performance above threshold but between defined points (threshold, target, maximum) will be interpolated.
  Performance above maximum level will be paid at maximum award level.
  The Board of Directors has the discretion to adjust incentive payments down by as much as 100% if it is determined that excessive risk has been taken. This can be done on an individual or overall basis, as appropriate.
  Net income is defined as net income after all expenses including the dividend paid on the preferred shares and the expense of the awards under this plan. (For 2012 the award expense at target of $[redacted] (after tax - $[redacted]) was not included in the budget. Therefore, to achieve target results under this plan, net income must exceed budget by $[redacted].)

Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

CONFIDENTIAL TREATMENT REQUESTED
February 2012	Page 11

CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Exhibit B

Performance Award Schedule

Plan Year 2012

Category 3

COMPANY GOALS

Performance Measure - Net Income

Threshold (90% of Target)	Target	Maximum (120% of Target)
$[redacted] m	$[redacted] m (6)	$[redacted] m

COMPANY GOAL AWARD
(% of Base Pay)

Threshold	Target	Maximum
7.5%	15%	22.5%

INDIVIDUAL PERFORMANCE FACTOR

+/- 50% of the award based on individual performance as determined by BOD	+/- 50% of the award based on individual performance as determined by BOD	+/- 50% of the award based on individual performance as determined by BOD

POTENTIAL AWARD RANGE
(% of Base Pay)

Threshold	Target	Maximum
3.75 – 11.25%	7.5 – 22.5%	11.25 – 33.75%

Parameters for 2012

  Base pay is defined as base salary as of December 31 of plan year.
  Generally, Company performance factor(s) must meet or exceed threshold to initiate an award in the Plan. However, in the case of corporate performance below threshold, the Board of Directors has the discretion to create a pool equal to 3% of the base compensation of Category 2 and 3 plan participants for distribution to selected Category 2 and 3 participants based upon exceptional individual performance/contribution.
  Awards for performance above threshold but between defined points (threshold, target, maximum) will be interpolated.
  Performance above maximum level will be paid at maximum award level.
  The Board of Directors has the discretion to adjust incentive payments down by as much as 100% if it is determined that excessive risk has been taken. This can be done on an individual or overall basis, as appropriate.
  Net income is defined as net income after all expenses including the dividend paid on the preferred shares and the expense of the awards under this plan. (For 2012 the award expense at target of $[redacted] (after tax - $[redacted]) was not included in the budget. Therefore, to achieve target results under this plan, net income must exceed budget by $[redacted].)

Portions of this exhibit have been redacted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

CONFIDENTIAL TREATMENT REQUESTED
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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

EXHIBIT C

PEOPLESBANK

EXECUTIVE INCENTIVE PLAN

INDIVIDUAL PEFORMANCE MEASURES

PLAN YEAR 2012

Guidelines

Goals are to be:

•	Clearly and specifically defined
•	Realistic
•	Measurable – includes language that quantifies or qualifies specific, observable, verifiable results and defines target levels of projected accomplishment – include quality, quantity, timeliness, cost-effectiveness. Numeric measures are ideal although descriptive measures, involving a description of satisfactory accomplishment, can be used if the goal cannot be measured with numbers.
•	Result in significant improvement in performance and/or productivity of the individual and/or organization
•	Detail the timeframe for accomplishing goals
•	Business Plan Goals must align with strategic goals, business plan goals and/or budget priorities.
•	Personal Development Goals should align with areas of personal development which will improve management effectiveness and leadership.

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CONFIDENTIAL TREATMENT REQUESTED

PeoplesBank, A Codorus Valley Company

Executive Incentive Plan

Goal: What is to be accomplished and how? How does this goal link to strategic goals or business plan goals?	How will goal be measured?	How does this goal represent a significant improvement in productivity or performance of the individual or the organization	Timeframe/Deadlines
Business plan goals
1.
2.
3.
Personal development goal
1.

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